--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass- Through Certificates, Series 2004-2)

                       Homestar Mortgage Acceptance Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                    333-107563              90-0098699
   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
   of Incorporation)                    File Number)        Identification No.)

W. 115 Century Road
Paramus, New Jersey                                               07652
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006

--------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of May 1, 2004 among Homestar Mortgage Acceptance Corp., as company, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, as trustee. (In accordance with Rule 202 of Regulation S-T, Exhibit H, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                         By: /s/ Frank Plenskofski
                                             -----------------------------------
                                         Name:  Frank Plenskofski
                                         Title: Vice President and Treasurer

Dated: May 28, 2004

                                  EXHIBIT INDEX

                Item 601 (a) of           Sequentially
Exhibit         Regulation S-K            Numbered
Number          Exhibit No.               Description                     Page
------          -----------               -----------                     ----

1               4                         Pooling and Servicing           5
                                          Agreement